Exhibit 99.1

Date: July 18, 2013

Media Contact:

Michael Kinney

732-938-1031

mkinney@njresources.com

Investor Contact:

Dennis Puma

732-938-1229

dpuma@njresources.com

NEW JERSEY RESOURCES ANNOUNCES THIRD-QUARTER EARNINGS

GUIDANCE AND LONG-TERM ANNUAL GROWTH FORECAST

Strong Results to be Driven by Regulated Investments

WALL, N.J. – New Jersey Resources (NYSE: NJR) today announced its goal of long-term average annual Net Financial Earnings* (NFE) per share growth of 4 to 7 percent, with an aggressive capital program expected to drive strong results at New Jersey Natural Gas (NJNG), the company’s regulated utility business, and a reduced reliance on investment tax credits from solar investments at its unregulated clean energy subsidiary.

For the remainder of fiscal 2013, NJR anticipates NFE per share to compare favorably to fiscal 2012. It expects NFE per share between $0.20 and $0.25 in the third fiscal quarter, compared with last year’s results of $0.10 per share. NJR will announce its 2013 third-quarter earnings on Wednesday, August 7, 2013 at 9 a.m. ET. The company reaffirms NFE guidance for the year in a range of $2.60 to $2.75 per basic share, subject to the risks and uncertainties identified under “Forward-Looking Statements” below.

“With a regulatory strategy clearly focused on safe, reliable, resilient service, a record of disciplined capital allocation and a workforce that is second to none, we look forward to delivering annual NFE per share growth to our investors over the long-term,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “In a year that brought Superstorm Sandy to our shores, we can be particularly proud of our performance, providing value to customers and shareowners, alike.”

Driving the company’s financial outlook is NJNG’s capital expenditure program. Commencing with the conclusion of its last base rate case in fiscal 2008 and running through fiscal 2016, capital expenditures are currently estimated to total approximately $1 billion. These expenditures support NJNG’s customer growth, infrastructure improvements, such as its Safety Acceleration and Facility Enhancement (SAFE) program designed to replace cast iron and unprotected steel mains and

*Net financial earnings is a financial measure not calculated in accordance with generally accepted accounting principles (GAAP) of the United States as it excludes all unrealized, and certain realized, gains and losses associated with derivative instruments.

NEW JERSEY RESOURCES ANNOUNCES THIRD-QUARTER EARNINGS GUIDANCE

AND LONG-TERM ANNUAL GROWTH FORECAST;

Strong Results to be Driven by Regulated Investments

associated services in its delivery system, and a planned liquefaction facility that will create BGSS savings for customers. By agreement with the New Jersey Board of Public Utilities (BPU), a base rate case will be filed by November 15, 2015, with rates expected in place in fiscal 2017. Additionally, as requested by the BPU, NJNG will file a proposal by September 3, 2013, to invest up to $100 million to improve the reliability and resiliency of its system during and following severe weather events. Recently, regulators approved an expansion of the company’s highly successful SAVEGREEN Project® resulting in investments of more than $85 million over the next two years. Over the next several years, NJNG also will begin to realize gross margin from its $8 million investment in three Compressed Natural Gas refueling stations already under contract. The company’s financial outlook also includes an improved annual customer growth forecast in the range of 1.4 to 1.5 percent. In total, subject to the risks and uncertainties identified under “Forward-Looking Statements” below, NJNG expects its annual earnings growth to average approximately 5 percent through fiscal 2017.

NJR’s unregulated clean energy subsidiary, NJR Clean Energy Ventures (CEV), is expected to continue to contribute between 10 and 15 percent of annual NFE, with a declining percentage of its NFE coming from the investment tax credits associated with solar investments. Looking out through fiscal 2017, the company anticipates that its existing projects will benefit from SREC prices that are expected to continue to improve from supply and demand dynamics, including the recently enacted BPU approval process for grid-connected projects. CEV will also look to diversify its holdings to include small to mid-sized onshore wind projects, supported by long-term power purchase agreements, as well as investments in combined heat and power (CHP).

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effects of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding NJR’s long-term average annual NFE growth, the contribution of CEV’s solar investments to future NJR earnings, annual customer growth rate forecast at NJNG, expected results from a future NJNG base rate proceeding, estimates regarding future NJNG capital expenditures, expected future SREC prices, diversification of CEV holdings, the relative contribution to NJR earnings by the various business segments, and anticipated NFE per share for fiscal 2013.

Factors that could cause actual results to differ materially from the company’s expectations include, but are not limited to, weather and economic conditions; demographic changes in NJNG’s service territory and their effect on NJNG customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, NJRES’ operations and on NJR’s risk management efforts; changes in rating agency requirements and/or

NEW JERSEY RESOURCES ANNOUNCES THIRD-QUARTER EARNINGS GUIDANCE

AND LONG-TERM ANNUAL GROWTH FORECAST;

Strong Results to be Driven by Regulated Investments

credit ratings and their effect on availability and cost of capital to NJR; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and postemployment benefit plans as a result of downturns in the financial markets, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of NJR’s joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an onshore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects, NJR’s eligibility for ITCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG’s costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including a base rate case; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of NJNG’s Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin and restoration costs resulting from Superstorm Sandy. NJR does not, by including this paragraph, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. More detailed information about these factors is set forth under the heading “Risk Factors” in NJR’s filings with the Securities and Exchange Commission (SEC) including its most recent Form 10-K and the Form 10-Q for the quarter ended March 31, 2013, filed on May 3, 2013.

Non-GAAP Financial Information

This press release includes the non-GAAP measure net financial earnings as an indicator of the company’s operating performance, net financial earnings should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP. Net financial earnings excludes unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the

NEW JERSEY RESOURCES ANNOUNCES THIRD-QUARTER EARNINGS GUIDANCE

AND LONG-TERM ANNUAL GROWTH FORECAST;

Strong Results to be Driven by Regulated Investments

unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. Management uses this non-GAAP financial measure as a supplemental measure to other GAAP results to provide a more complete understanding of the company’s performance. Management believes this non-GAAP measure is more reflective of the company’s business model, provides transparency to investors and enables period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures used by NJR to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7.

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that provides safe and reliable natural gas and renewable energy services, including transportation, distribution and asset management. With annual revenues in excess of $2 billion, NJR is comprised of five key businesses:

•

New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains 7,000 miles of natural gas transportation and distribution infrastructure to serve approximately half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris and Middlesex counties.

•

NJR Clean Energy Ventures is a clean energy company that invests in, owns and operates solar and onshore wind projects with a total capacity in excess of 47 megawatts, providing residential and commercial customers with low carbon solutions.

•	NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides customized energy solutions to its customers across North America.

•

NJR Home Services is a provider of heating, central air conditioning, standby generators, solar and other indoor and outdoor comfort products to nearly 130,000 residential homes and businesses throughout New Jersey.

•

NJR Energy Holdings invests and maintains an equity ownership in a natural gas storage facility and a transportation pipeline, and serves companies from local distributors and producers to electric generators and wholesale marketers.

NJR and its more than 900 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:

Visit www.njresources.com.

Follow us on Twitter @NJNaturalGas.

“Like” us at facebook.com/NewJerseyNaturalGas.

Download our free NJR investor relations app for iPad and iPhone.

# # #